Exhibit 99.32

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-E

KEY PERFORMANCE FACTORS
May 31, 2000



Expected B Maturity 4/15/08


Blended Coupon 6.4532%


Excess Protection Level
3 Month Average   5.76%
May, 2000   6.01%
April, 2000   5.32%
March, 2000   5.95%


Cash Yield19.32%


Investor Charge Offs 4.66%


Base Rate 8.65%


Over 30 Day Delinquency 4.70%


Seller's Interest 9.50%


Total Payment Rate14.38%


Total Principal Balance$52,496,626,963.52


 Investor Participation Amount$882,400,000.00


Seller Participation Amount$4,987,826,445.03